UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 14, 2023
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth below in Item 1.03 and Item 2.03 of this Current Report on Form 8-K (the “Form 8-K”) regarding the Purchase Agreement (as defined below), the Bridge Loan (as defined below) and the DIP Loan Agreement (as defined below) is incorporated by reference herein.
Item 1.03. Bankruptcy or Receivership.
Voluntary Petition – Chapter 11 Filing
On July 17, 2023, Novan, Inc. (the “Company”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Company’s chapter 11 case (the “Chapter 11 Case”) is being administered under the caption, In re: Novan, Inc. et al, Case No. 23-10937. The Company continues to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company is seeking approval of a variety of “first day” motions containing customary relief intended to enable the Company to continue its ordinary course operations during the Chapter 11 Case. In addition, the Company filed with the Bankruptcy Court a motion seeking approval (the “Interim DIP Order”) of debtor-in-possession financing in the form of the DIP Credit Facility (as defined and described below) to fund post-petition operations and costs in the ordinary course. The Company has engaged Raymond James & Associates to advise on its strategic options, including the process to sell its assets in connection with the Chapter 11 Case.
Purchase Agreement
On July 17, 2023, prior to the filing of the Chapter 11 Case, the Company and EPI Health, LLC (“EPI Health”) entered into a “stalking horse” asset purchase agreement (the “Purchase Agreement”) with Ligand Pharmaceuticals Incorporated (“Ligand”) to sell substantially all of the assets of the Company and its subsidiaries, including EPI Health (the “Purchased Assets”) for an upfront payment of $15,000,000. The cash payable at closing will be reduced dollar-for-dollar by the outstanding balance of the DIP Credit Facility which will be repaid at closing. The transaction is part of a sale process under Section 363 of the Bankruptcy Code that will be subject to approval by the Bankruptcy Court and compliance with agreed upon and Bankruptcy Court-approved bidding procedures allowing for the submission of higher or otherwise better offers, and other agreed-upon conditions. In accordance with the sale process under Section 363 of the Bankruptcy Code, notice of the proposed sale to Ligand will be given to third parties and competing bids will be solicited. Among other things, for a competing bid to be considered a “qualified bid” under the bidding procedures, the bidder must agree to assume that certain Development Funding and Royalties Agreement, dated May 4, 2019, by and between the Company and Ligand. The Company will manage the bidding process and evaluate the bids, in consultation with its advisors and as overseen by the Bankruptcy Court.
The Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) material compliance with the obligations of the parties set forth in the Purchase Agreement, including achievement of certain milestones by the Company related to the Chapter 11 Case and the sales process on a timely basis; and (iii) the absence of certain Defaults or Events of Default (as defined in the DIP Loan Agreement).
The Purchase Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; (ii) by either party, if (a) any court of competent jurisdiction or other competent governmental authority issues a final, non-appealable order prohibiting the transactions; (b) if the closing has not occurred on or prior to September 25, 2023 or (c) the Chapter 11 Case is dismissed or converted to a case under Chapter 7 of the Bankruptcy Code or if a trustee or examiner with expanded powers to operate or manage the financial affairs or reorganization of the Company is appointed in the Chapter 11 Case; (iii) by either party, for certain material breaches by the other party of its representations and warranties or covenants that remain uncured; (iv) automatically, if (a) the Bankruptcy Court approves an alternative transaction with one or more persons other than Ligand or an alternative transaction closes; or (b) Ligand is not the prevailing party at the conclusion of the auction contemplated by the Section 363 sale process; (v) by Ligand if (a) there are certain Defaults or Event of Defaults (each as defined in the DIP Loan Agreement) under the DIP Loan Agreement; (b) the Sale Procedures Order or the Sales Order (each as defined in the Purchase Agreement) is reversed or vacated or is subject to a stay or otherwise modified; (c) any of the milestones related to the Chapter 11 Case, specifically the Sale Procedures Order, the Sales Order and the auction are not met in a timely manner as specified in the Purchase Agreement; or (d) if any secured creditor of the Company or EPI Health obtains relief from the stay to foreclose on a material portion of the Purchased Assets. If the Bankruptcy Court has not entered an order approving the bidding procedures and the final order within a specified time period, then the Bankruptcy Court will be asked to enter an order approving the transactions contemplated by the Purchase Agreement as a private sale to Ligand.
The Purchase Agreement provides that the Company will pay a break-up fee to Ligand equal to $450,000 upon termination of the transaction in certain circumstances, including the entry into or consummation of an alternative transaction for the Purchased Assets with a party other than Ligand.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The representations and warranties contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Form 8-K. Accordingly, you should not rely upon the representations and warranties in the Purchase Agreement as statements of factual information.
Separately, the Company is also actively engaged in discussions with a number of interested parties with respect to a potential sale of the Purchased Assets or a portion thereof. Any of those sales would be subject to review and approval by the Bankruptcy Court and compliance with Bankruptcy Court-approved bidding procedures.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Pre-Petition Financing
On July 14, 2023 the Company entered into a loan and security agreement (the “Bridge Loan Agreement”) with Ligand in the principal amount of up to $3,000,000 (the “Bridge Loan”). The Bridge Loan has interest-only payments due over the course of the 30-day term of the Bridge Loan. The Bridge Loan will bear interest at the rate of 12% per annum, or 18% per annum in the event of default. The non-amortizing principal of the Bridge Loan is to be paid in full at maturity and is secured by all of the assets of the Company and EPI Health. The Bridge Loan Agreement contains certain representations and warranties, covenants and events of default.
The foregoing description of the Bridge Loan does not purport to be complete and is qualified in its entirety by reference to the Bridge Loan, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.
Debtor-in-Possession Financing
On July 17, 2023, prior to the filing of the Chapter 11 Case, the Company and Ligand (the “DIP Lender”), entered into a superpriority debtor-in-possession loan and security agreement (the “DIP Loan Agreement”), pursuant to which, and subject to the satisfaction of the applicable conditions precedent contained therein, including the entry by the Bankruptcy Court of the Interim DIP Order, the DIP Lender agreed to provide the Company with a secured superpriority debtor-in-possession credit facility in an aggregate principal amount of up to $15,000,000 (including the amount of the Bridge Loan, which will be rolled into the DIP Credit Facility after Bankruptcy Court approval of the DIP Credit Facility), subject to the terms and conditions set forth therein (the “DIP Credit Facility”). If the DIP Credit Facility is approved by the Bankruptcy Court as proposed, the DIP Lender would provide a $15,000,000 multi-draw term loan facility, consisting of $3,000,000 of term loans advanced under the Bridge Loan Agreement, $1,000,000 of term loans available immediately upon entry of the Interim DIP Order (the “Initial Order Loans”), additional amounts made available from time to time up to $2,500,000 (the “Interim Loans”) and the balance available after entry of the final order by the Bankruptcy Court (the “Final Order Loans,” and together with the Bridge Loan, the Initial Order Loans and the Interim Loans, the “DIP Loans”). Borrowings under the DIP Credit Facility would be senior secured obligations of the Company, secured by a superpriority lien on the assets of the Company and its subsidiaries (subject to customary exceptions). The DIP Loan Agreement has various customary covenants, as well as covenants mandating compliance by the Company with a 13-week budget, variance testing and reporting requirements, among others. The proceeds of all or a portion of the proposed DIP Credit Facility may be used for, among other things, post-petition working capital for the Company, payment of costs to administer the Chapter 11 Case, payment of expenses and fees of the transactions contemplated by the Chapter 11 Case, payment of court-approved adequate protection obligations under the DIP Loan Agreement, and payment of other costs, in each case, subject to an approved budget and such other purposes permitted under the DIP Loan Agreement and the Interim DIP Order or any other order of the Bankruptcy Court.
The DIP Loan Agreement is subject to approval by the Bankruptcy Court, which has not been obtained at this time. The Company is seeking (i) interim approval of the DIP Credit Facility and availability of a portion of the DIP Credit Facility in the amount of not less than $1,000,000 at an interim hearing in the Bankruptcy Court and (ii) final approval at a final hearing in the Bankruptcy Court. The Company anticipates that the DIP Loan Agreement will become effective promptly following entry of the Interim DIP Order by the Bankruptcy Court.
The foregoing description of the DIP Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Loan Agreement as may be approved by the Bankruptcy Court, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.
Press Release
On July 17, 2023, the Company issued a press release announcing the filing of the Chapter 11 Case. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.
Additional Information on the Chapter 11 Case
Additional information about the Chapter 11 Case, including access to Bankruptcy Court documents, is available online at www.kccllc.net/novan. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated therein.

Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. As currently contemplated under the Purchase Agreement, stockholders will not receive any payment or other distribution, and any payment or distribution to stockholders would be dependent on the results of the sale process. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.
Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to pursue a sale of the business or assets pursuant to chapter 11 of the U.S. Bankruptcy Code and the timing and structure of any such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 Case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process, to comply with the terms of the Purchase Agreement and the DIP Credit Facility and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; and uncertainty regarding obtaining Bankruptcy Court approval of a sale of the Company’s assets or other conditions to the potential asset sale, including the bidding procedures agreed by the parties.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated July 17, 2023, by and among Novan, Inc., EPI Health, LLC and Ligand Pharmaceuticals, Incorporated
10.2	Loan and Security Agreement, dated July 14, 2023, by and among Novan, Inc., EPI Health, LLC and Ligand Pharmaceuticals, Incorporated
10.3	Superpriority Debtor-in-Possession Loan and Security Agreement, dated July 17, 2023, by and between Novan, Inc., EPI Health, LLC and Ligand Pharmaceuticals, Incorporated
99.1	Press Release, dated July 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: July 17, 2023	By:	/s/ Paula Brown Stafford
Paula Brown Stafford
Chairman, President and Chief Executive Officer